GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Common Stocks: 98.5%	Value
	Electrification: 29.2%
11,250	APTIV PLC*	$896,063
12,584	Gentherm Inc.*	724,587
22,239	Infineon Technologies AG	756,055
36,279	Johnson Matthey PLC	819,110
2,659	LG Chem Ltd.	866,830
3,280	NXP Semiconductors NV	812,686
10,308	ON Semiconductor Corp.*	758,153
2,789	Samsung SDI Co., Ltd.	986,699
23,950	Sensata Technologies Holding	879,923
		7,500,106
	Energy Efficiency: 16.8%
15,522	Ameresco*	374,546
2,995	Hubbell Inc.	1,243,075
3,437	Installed Building Products Inc.	889,255
114,741	Nibe Industrier AB - B Shares	563,298
4,142	Trane Technologies PLC	1,243,428
		4,313,602
	Renewable Energy Generation: 19.1%
670,000	China Longyuan Power Group Corp. - H Shares	469,097
908,000	China Suntien Green Energy Corp. Ltd. - H Shares	343,388
94,416	Iberdrola SA	1,170,780
18,577	Nextera Energy Inc.	1,187,256
12,326	Ormat Technologies Inc.	815,858
12,699	Orsted AS	706,005
37,457	Sunnova Energy International Inc.*	229,611
		4,921,995
	Renewable Equipment Manufacturing: 33.4%
29,446	Canadian Solar Inc.*	581,853
4,000	Eaton Corp PLC	1,250,720
4,096	Enphase Energy Inc.*	495,534
5,743	First Solar Inc.*	969,418
10,109	Itron Inc.*	935,285
11,013	Legrand SA	1,166,880
5,265	Schneider Electric SE	1,190,732
3,091	Solaredge Technologies Inc.*	219,399
12,448	TPI Composites Inc.*	36,224
36,754	Vestas Wind Systems A/S	1,025,928
928,200	Xinyi Solar Holdings Ltd.	718,657
		8,590,630

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Common Stocks: 98.5%	Value
	Total Common Stocks	25,326,333
	(cost $28,963,789)

	Total Investments in Securities	$25,326,333
	(cost $28,963,789): 98.5%

	Other Assets less Liabilities: 1.5%	385,308

	Net Assets: 100.0%	$25,711,641

*	Non-income producing security.

PLC - Public Limited Company